SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
                          Commission Only (as permitted
                              by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CNL American Realty Fund, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------


     [  ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------


     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)  Filing Party:

--------------------------------------------------------------------------------

     4)  Date Filed:

--------------------------------------------------------------------------------

                         CNL AMERICAN REALTY FUND, INC.
                              400 East South Street
                             Orlando, Florida 32801



                                 March 26, 1998


To our stockholders:

         You are cordially invited to attend the annual meeting of stockholders of CNL American Realty Fund, Inc., (the "Company") on May 4, 1998 at 1:00 p.m. at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida. The directors and officers of the Company look forward to greeting you personally. Enclosed for your review are the proxy, proxy statement, notice of meeting for the annual meeting of stockholders and annual report.

         This year's proxy requests your vote on a proposal to change the name of the Company, and to vote for election of directors. The proposal for the name change reflects the Board's desire to provide better name recognition of the Company in the context of its business. Therefore, the Board of Directors unanimously recommends that you vote to approve the proposals presented in this year's proxy statement. Your vote counts. Please complete and return the attached ballot today. Thank you for your attention to this matter.

Sincerely,


/s/ James M. Seneff, Jr.                      /s/ Robert A. Bourne
--------------------------                    --------------------------
James M. Seneff, Jr.                          Robert A. Bourne
Chairman of the Board and                     President
Chief Executive Officer

                         CNL AMERICAN REALTY FUND, INC.
                              400 East South Street
                             Orlando, Florida 32801



                    Notice of Annual Meeting of Stockholders
                             To Be Held May 4, 1998


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of CNL AMERICAN REALTY FUND, INC. (the "Company") will be held at 1:00 p.m. local time, on May 4, 1998, at the CNL Management Center at 450 E. South Street, Suite 101, Orlando, Florida, for the following purposes:

         1.       To elect five directors.

         2. To approve an amendment to the Company's Amended and Restated Articles of Incorporation changing the name of the Company to CNL Hospitality Properties, Inc.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on February 20, 1998, will be entitled to notice of and to vote at the annual meeting or at any adjournment thereof.

         Stockholders are cordially invited to attend the meeting in person.

         WHETHER OR NOT YOU NOW PLAN TO ATTEND THE MEETING, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A POSTAGE PAID RETURN ENVELOPE IS PROVIDED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED. IF YOU DECIDE TO ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.


                                   By Order of the Board of Directors,

                                   /s/ Lynn E. Rose
                                   --------------------------
                                   Lynn E. Rose
                                   Secretary

March 26, 1998
Orlando, Florida

                         CNL AMERICAN REALTY FUND, INC.
                              400 East South Street
                             Orlando, Florida 32801


           ----------------------------------------------------------


                                 PROXY STATEMENT

           ----------------------------------------------------------



     This proxy statement is furnished by the Board of Directors of CNL American Realty Fund, Inc. (the "Company") in connection with the solicitation by management of proxies to be voted at the annual meeting of stockholders to be held on May 4, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying notice of such meeting. All stockholders of record at the close of business on February 20, 1998, will be entitled to vote.

     Any proxy, if received in time, properly signed and not revoked, will be voted at such meeting in accordance with the directions of the stockholder. If no directions are specified, the proxy will be voted FOR each Proposal set forth in this proxy statement. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked (1) by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, (2) by presentation at the annual meeting of a subsequent proxy executed by the person executing the prior proxy, or (3) by attendance at the annual meeting and voting in person.

     Votes cast in person or by proxy at the annual meeting will be tabulated and a determination will be made as to whether or not a quorum is present. The Company will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders. If a broker submits a proxy indicating that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter.

     Solicitation of proxies will be primarily by mail. However, directors and officers of the Company also may solicit proxies by telephone or telegram or in person. All of the expenses of preparing, assembling, printing and mailing the materials used in the solicitation of proxies will be paid by the Company. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials, at the expense of the Company, to the beneficial owners of shares held of record by such persons. It is anticipated that this proxy statement and the enclosed proxy first will be mailed to stockholders on or about March 26, 1998.

     As of February 20, 1998, 1,530,474 shares of common stock of the Company were outstanding. Each share of common stock entitles the holder thereof to one vote on each of the matters to be voted upon at the annual meeting. As of the record date, officers and directors of the Company had the power to vote approximately 1.34% of the outstanding shares of common stock.



                                TABLE OF CONTENTS


PROPOSAL I:                Election of Directors..............................................................    3
                           Executive Compensation.............................................................    8
                           Performance Comparison.............................................................    8

PROPOSAL II:               Amendment to the Company's Amended and Restated Articles
                           of Incorporation to Change the Name of the Company.................................    9

SECURITY OWNERSHIP............................................................................................   10

CERTAIN TRANSACTIONS..........................................................................................   11

INDEPENDENT AUDITORS..........................................................................................   12

OTHER MATTERS.................................................................................................   12

PROPOSALS FOR NEXT ANNUAL MEETING.............................................................................   12

ANNUAL REPORT.................................................................................................   12

                                   PROPOSAL I
                              ELECTION OF DIRECTORS


Nominees

     The persons named below have been nominated by the Board of Directors for election as directors to serve until the next annual meeting of stockholders or until their successors shall have been elected and qualified. Messrs. Bourne and Seneff have been directors since June 1996. Messrs. Hostetter, Huseman and Kruse have been directors since July 1997. The table sets forth each nominee's name, age, principal occupation or employment during at least the last five years, and directorships in other public corporations.

     The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the election of each of the nominees. Proxies will be voted FOR the election of the following nominees unless authority is withheld.

Name and Age                            Background

Robert A. Bourne,  50                   Mr.  Bourne has served as
                                        President  and a director of the Company
                                        since June 1996,  and as President and a
                                        director  of CNL Real  Estate  Advisors,
                                        Inc. ("Real Estate  Advisors") since its
                                        inception in January  1997.  Real Estate
                                        Advisors   is   responsible    for   the
                                        day-to-day  operation of the Company and
                                        performs  certain  other  administrative
                                        services for the  Company.  See "Certain
                                        Transactions." Mr. Bourne also serves as
                                        President  and  Treasurer  of CNL Group,
                                        Inc.   In   addition,   Mr.   Bourne  is
                                        President,  Treasurer,  a director and a
                                        registered  principal of CNL  Securities
                                        Corp.,  President  and a director of CNL
                                        Investment Company, Vice Chairman of the
                                        Board of  Directors  of  Commercial  Net
                                        Lease  Realty,  Inc.,  President  of CNL
                                        Realty   Corp.   and  Chief   Investment
                                        Officer,  Vice  Chairman of the Board of
                                        Directors,  Treasurer  and a director of
                                        CNL  Institutional  Advisors,   Inc.,  a
                                        registered   investment   advisor.   Mr.
                                        Bourne  previously  served as  Secretary
                                        and  Treasurer of  Commercial  Net Lease
                                        Realty,  Inc. through December 31, 1997.
                                        Mr.  Bourne also served as  President of
                                        CNL  Institutional  Advisors,  Inc. from
                                        the date of its  inception  through June
                                        30,  1997.  Mr.  Bourne  also  served as
                                        director, Treasurer and Vice Chairman of
                                        CNL Realty Advisors, Inc. until December
                                        31,  1997,  at  which  time  CNL  Realty
                                        Advisors,  Inc.  merged with  Commercial
                                        Net Lease Realty, Inc. In addition,  Mr.
                                        Bourne   serves  as   President   and  a
                                        director  of  CNL  American   Properties
                                        Fund,  Inc.,  and  as  Treasurer  and  a
                                        director of CNL Fund Advisors,  Inc. Mr.
                                        Bourne   also   previously   served   as
                                        President of CNL Fund Advisors, Inc. All
                                        such  entities  are  affiliates  of  CNL
                                        Group,    Inc.,   a   privately    held,
                                        diversified real estate company of which
                                        Real Estate  Advisors is a wholly  owned
                                        subsidiary. Since joining CNL Securities
                                        Corp.  in  1979,  Mr.  Bourne  has  been
                                        active in the acquisition,  development,
                                        and  management of real estate  projects
                                        throughout the United States. Mr. Bourne
                                        formerly   was   a   certified    public
                                        accountant with Coopers & Lybrand L.L.P.
                                        and a  partner  in the firm of  Bourne &
                                        Rose, P.A.

G. Richard Hostetter, Esq.,  58        Mr. Hostetter serves as a director of the
                                       Company and also serves as a director of
                                       CNL American  Properties  Fund, Inc. Mr.
                                       Hostetter  was  associated  with the law
                                       firm of  Miller  and  Martin  from  1966
                                       through 1989, the last ten years of such
                                       association  as a senior  partner.  As a
                                       lawyer, he served for more than 20 years
                                       as counsel  for various  corporate  real
                                       estate groups,  fast-food  companies and
                                       public companies,  including The Krystal
                                       Company,   resulting  in  his  extensive
                                       participation in transactions involving the sale, lease, and sale/leaseback of approximately 250 restaurant units. He is licensed to practice law in Tennessee and Georgia. From 1989 to date, Mr.
                                       Hostetter has served as President and General Counsel of Mills, Ragland &
                                       Hostetter, Inc., the corporate general partner of MRH, L.P., a holding company involved in corporate acquisitions, in which he also is a general and limited partner.

Richard C. Huseman, 59                  Dr. Huseman serves as a
                                        director  of the Company and also serves
                                        as a director of CNL American Properties
                                        Fund,  Inc.  Dr.  Huseman is presently a
                                        professor  in the  College  of  Business
                                        Administration,  and from  1990  through
                                        1995,  served as the Dean of the College
                                        of   Business   Administration   of  the
                                        University  of Central  Florida.  He has
                                        served  as a  consultant  in the area of
                                        managerial  strategies  to a  number  of
                                        Fortune 500 corporations, including IBM,
                                        AT&T,  and 3M,  as  well  as to  several
                                        branches   of   the   U.S.   government,
                                        including the U.S. Department of Health and Human Services, the U.S. Department of Justice, and the Internal Revenue
                                        Service.

J. Joseph  Kruse,  65                   Mr. Kruse serves as a
                                        director  of the Company and also serves
                                        as a director of CNL American Properties
                                        Fund, Inc. From 1993 to the present, Mr.
                                        Kruse  has  been   President  and  Chief
                                        Executive  Officer of Kruse & Co., Inc.,
                                        a merchant  banking  company  engaged in
                                        real estate.  Formerly,  Mr. Kruse was a
                                        Senior Vice President with Textron, Inc.
                                        for  twenty  years,  and then  served as
                                        Senior  Vice  President  at  G.  William
                                        Miller  &  Co.,  a firm  founded  by the
                                        former  Chairman of the Federal  Reserve
                                        Board and the  Treasury  Secretary.  Mr.
                                        Kruse was responsible for evaluations of
                                        commercial   real   estate   and  retail
                                        shopping mall projects and continues to serve of counsel to the firm.

James M. Seneff,  Jr., 51               Mr.  Seneff has been
                                        Chief Executive  Officer, a director and
                                        Chairman  of the  Board  of the  Company
                                        since  June  1996,   as  well  as  Chief
                                        Executive Officer, Chairman of the Board
                                        and a director of Real  Estate  Advisors
                                        since its inception in January 1997. Mr.
                                        Seneff  has  served  as Chief  Executive
                                        Officer,   Chairman   of  the  Board  of
                                        Directors,  director,  and  a  principal
                                        stockholder of CNL Group, Inc. since its
                                        formation  in  1980.  In  addition,  Mr.
                                        Seneff  is Chief  Executive  Officer,  a
                                        director and a  registered  principal of
                                        CNL Securities  Corp.,  Chief  Executive
                                        Officer and Chairman of the Board of CNL
                                        Investment   Company,   Chief  Executive
                                        Officer  and  Chairman  of the  Board of
                                        Commercial Net Lease Realty, Inc., Chief
                                        Executive  Officer  and  Chairman of the
                                        Board  of CNL  Realty  Corp.  and  Chief
                                        Executive  Officer and a director of CNL
                                        Institutional    Advisors,    Inc.,    a
                                        registered   investment   advisor.   Mr.
                                        Seneff  also  served as Chief  Executive
                                        Officer and Chairman of the Board of CNL
                                        Realty Advisors, Inc. until December 31,
                                        1997 at which time CNL Realty  Advisors,
                                        Inc.  merged with  Commercial  Net Lease
                                        Realty,  Inc. In  addition,  Mr.  Seneff
                                        serves  as  Chief   Executive   Officer,
                                        Chairman  of the Board and a director of
                                        CNL American  Properties  Fund, Inc. and
                                        CNL  Fund  Advisors,   Inc.  Mr.  Seneff
                                        previously  served on the Florida  State
                                        Commission  on Ethics.  Mr.  Seneff also
                                        served   on   the   Florida   Investment
                                        Advisory Council, which oversees the $60 billion Florida State retirement plan, from 1986 to 1994, and was Chairman of the Council from 1991 to 1992. Since
                                        1971, Mr. Seneff has been active in the acquisition, development and management of real estate projects throughout the United States.

     In the event that any nominee(s) should be unable to accept the office of director, which is not anticipated, it is intended that the persons named in the proxy will vote FOR the election of such other person in the place of such nominee(s) for the office of director as the Board of Directors may recommend. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for the election of directors.

     A majority of the Company's directors are required to be independent, as that term is defined in the Company's Articles of Incorporation. Messrs. Hostetter, Kruse and Huseman are independent directors.

Compensation of Directors

     During the year ended December 31, 1997, each independent director earned $3,000 for serving on the Board of Directors. Each independent director also received $750 per Board meeting attended ($375 for each telephonic meeting in which the director participated), including committee meetings. The Company has not, and in the future will not, pay any compensation to the directors of the Company who also serve as officers and directors of the Company's advisor, CNL Real Estate Advisors, Inc.

     The Board of Directors met two times during the year ended December 31, 1997, and the average attendance by directors at Board meetings was approximately 90 percent. Each current member attended at least 50 percent of the total meetings of the Board and of any committee on which he served.

Committees of the Board of Directors

     The Company has a standing Audit Committee, the members of which are selected by the Board of Directors each year. The current members of the Audit Committee, who have served since July 1997, are Messrs. Hostetter, Kruse and Huseman. The Audit Committee makes recommendations to the Board of Directors as to the independent accountants of the Company and reviews with such accounting firm the scope of the audit and the results of the audit upon its completion. The Audit Committee did not meet during the year ended December 31, 1997.

     At such time, if any, as the Company's shares of common stock are listed on a national securities exchange or over-the-counter market, the Company will form a compensation committee, the members of which will be selected by the full Board of Directors each year. Currently, the Company does not have a compensation committee.

     The Company does not have a nominating committee.


Executive Officers

     The executive officers of the Company are as follows:

     Name                               Position

     James M. Seneff, Jr.               Chief Executive Officer and Chairman of
                                        the Board

     Robert A. Bourne                   President

     Charles A. Muller                  Executive Vice President

     John T. Walker                     Executive Vice President

     Jeanne A. Wall                     Executive Vice President

     Lynn E. Rose                       Secretary and Treasurer


     Mr. Muller, age 39, has served as Executive Vice President of the Company since July 1997 and as Executive Vice President of Real Estate Advisors since its inception in January 1997. Mr. Muller joined CNL in October 1996 and is responsible for the planning and implementation of CNL's interest in hotel industry investments, including acquisitions, development, project analysis and due diligence. Mr. Muller joined CNL following more than 15 years of broadbased hotel industry experience. From 1993 to 1996, Mr. Muller served as a Director of Operations for Tishman Hotel Corporation where he was responsible for the company's market review and valuation analysis efforts. At Tishman, Mr. Muller played a significant role in the development of a new 600-room golf resort in Puerto Rico, and was active in several project management, asset management and development assignments. From 1989 to 1993, Mr. Muller served as a Development Manager for Wyndham Hotels & Resorts where he was responsible for new business development and company growth through acquisitions, development and management contracts. At Wyndham, Mr. Muller was also responsible for market review and feasibility analysis efforts in markets across the United States and the Caribbean for Wyndham Garden Hotels. Prior to joining Wyndham, Mr. Muller worked for Pannell Kerr Forster as a hotel industry consultant and spent four years with AIRCOA (currently Richfield Hospitality) where he was responsible for capital expenditure planning, property renovations and construction management. From 1981 through 1985, Mr. Muller held several management positions in hotel operations.

     Mr. Walker, age 39, has served as Executive Vice President of the Company since June 1996 and as Executive Vice President of Real Estate Advisors since its inception in January 1997. In addition, Mr. Walker serves as Chief Operating Officer and Executive Vice President of CNL American Properties Fund, Inc. and CNL Fund Advisors, Inc. From May 1992 to May 1994, Mr. Walker, a certified public accountant, was Executive Vice President for Finance and Administration and Chief Financial Officer of Z Music, Inc., a cable television network (subsequently acquired by Gaylord Entertainment), where he was responsible for overall financial and administrative management and planning. From January 1990 through April 1992, Mr. Walker was Chief Financial Officer of the First Baptist Church in Orlando, Florida. From April 1984 through December 1989, he was a partner in the accounting firm of Chastang, Ferrell & Walker, P.A., where he was the partner in charge of audit and consulting services, and from 1981 to 1984, Mr. Walker was a Senior Consultant/Audit Senior at Price Waterhouse.

     Ms. Wall, age 39, has served as Executive Vice President of the Company since June 1996 and as Executive Vice President of Real Estate Advisors since its inception in January 1997. Ms. Wall has served as Chief Operating Officer of CNL Investment Company and of CNL Securities Corp. since November 1994 and has served as Executive Vice President of CNL Investment Company since January 1991. In 1984, Ms. Wall joined CNL Securities Corp. as its Partnership Administrator. In 1985, Ms. Wall became Vice President of CNL Securities Corp., in 1987, she became Senior Vice President and in July 1997, she became Executive Vice President of CNL Securities Corp. In this capacity, Ms. Wall serves as national marketing and sales director and oversees the national marketing plan for the CNL investment programs. In addition, Ms. Wall oversees partnership administration and investor services for programs offered through participating brokers. Ms. Wall also has served as Senior Vice President of CNL Institutional Advisors, Inc., a registered investment advisor, from 1990 to 1993, as Vice President of CNL Realty Advisors, Inc. since its inception in 1991 until December 31, 1997, at which time CNL Realty Advisors, Inc. merged with Commercial Net Lease Realty, Inc., and served as Vice President of Commercial Net Lease Realty, Inc. from 1992 through December 31, 1997. In addition, Ms. Wall serves as Executive Vice President of CNL American Properties Fund, Inc. and CNL Fund Advisors, Inc. Ms. Wall currently serves as a trustee on the Board of the Investment Program Association and on the Direct Participation Program committee for the National Association of Securities Dealers.

     Ms. Rose, age 49, has served as Secretary and Treasurer of the Company since June 1996 and as a director, Treasurer and Secretary of Real Estate Advisors since its inception in January 1997. Ms. Rose, a certified public accountant, has served as Secretary of CNL Group, Inc. since 1987, as Chief Financial Officer of CNL Group, Inc. since December 1993, and served as Controller of CNL Group, Inc. from 1987 until December 1993. In addition, Ms. Rose has served as Chief Financial Officer and Secretary of CNL Securities Corp. since July 1994. She has served as Chief Operating Officer, Vice President and Secretary of CNL Corporate Services, Inc. since November 1994. Ms. Rose also has served as Chief Financial Officer and Secretary of CNL Institutional Advisors, Inc. since its inception in 1990, as Treasurer of CNL Realty Advisors, Inc. from 1991 to February 1996, and as Secretary and a director of CNL Realty Advisors, Inc. since its inception in 1991 until December 31, 1997, at which time CNL Realty Advisors, Inc. merged with Commercial Net Lease Realty, Inc. In addition, Ms. Rose served as Secretary and Treasurer of Commercial Net Lease Realty, Inc. from 1992 to February 1996. Ms. Rose also serves as Secretary and Treasurer of CNL American Properties Fund, Inc. and as Secretary and a director of CNL Fund Advisors, Inc. Ms. Rose also currently serves as Secretary for approximately 50 additional corporations. Ms. Rose oversees the management information services, administration, legal compliance, accounting, tenant compliance, and reporting for over 300 corporations, partnerships and joint ventures. Prior to joining CNL, Ms. Rose was a partner with Robert A. Bourne in the accounting firm of Bourne & Rose, P.A., Certified Public Accountants. She was licensed as a certified public accountant in 1979.

     The backgrounds of Messrs. Seneff and Bourne are described at "ELECTION OF DIRECTORS."

                             EXECUTIVE COMPENSATION

Annual Compensation

     No annual or long-term compensation was paid by the Company to the Chief Executive Officer for services rendered in all capacities to the Company during the period June 12, 1996 (date of inception) through December 31, 1996 or during the year ended December 31, 1997. In addition, no executive officer of the Company received an annual salary or bonus from the Company during the fiscal year ended December 31, 1997. The Company's executive officers also are employees and executive officers of Real Estate Advisors and receive compensation from CNL Group, Inc. in part for services in such capacities. See "Certain Transactions" for a description of the fees payable and expenses reimbursed to Real Estate Advisors.


                             PERFORMANCE COMPARISON

     Set forth below is a comparison of the cumulative total stockholder return on the Company's common stock, based on the offering price of the common stock and assuming the reinvestment of distributions ("ARF"), with the S&P 500 Index ("S&P 500") and with the income rate of return from The National Council of Real Estate Investment Fiduciaries ("NCREIF") from the month the Company commenced operations through December 31, 1997. The comparison assumes the investment of $100 on October 1, 1997.


                         Quarterly Total Return Indexes

                Date      S&P 500         NCREIF        ARF (1)
                ----      -------         ------        ---

              12/31/97     102.87         102.28        100.50



The S&P 500 index contains both a capital and income component to its total return. For companies included in the S&P 500 index, their total return is measured by dividing the sum of (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the registrant's share price at the end and the beginning of the measurement period; by the share price at the beginning of the measurement period. There is currently no public trading market for the Company's shares, therefore, the share price is fixed at $10 per share and its return is composed of only the cumulative amount of distributions for the measurement period, assuming reinvestment of distributions. The NCREIF income index measures net operating income as a percentage of average daily investment. In order to display a more comparative return, the component of the NCREIF total return attributable to increases in share price has not been included in the cumulative return.

(1) No operations commenced until the Company received minimum offering proceeds and funds were released from escrow on October 15, 1997.

                                   PROPOSAL II
                APPROVAL OF AN AMENDMENT TO THE COMPANY'S AMENDED
                    AND RESTATED ARTICLES OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY


     The Board of Directors of the Company has unanimously approved and directed that there be submitted to stockholders for their approval an amendment to
Article I of the Company's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles of Incorporation") which would change the name of the Company to "CNL Hospitality Properties, Inc." (the "Name Change Amendment"). At February 20, 1998, the Company had 1,530,474 shares of common stock outstanding.

     The text of the proposed amendments are set forth below:

     RESOLVED, that Section 1.1 of Article I of the Company's Restated Articles of Incorporation be amended to read as follows:

     SECTION 1.1 Name. The name of the corporation (the "Company") is: CNL Hospitality Properties, Inc. So far as may be practicable, the business of the Company shall be conducted and transacted under that name, which name (and the word "Company" wherever used in these Articles of Amendment and Restatement of CNL Hospitality Properties, Inc. (these "Articles of Incorporation"), except where the context otherwise requires) shall refer to the Directors collectively but not individually or personally and shall not refer to the Stockholders or to any officers, employees or agents of the Company or of such Directors.

     The Name Change Amendment will not change any other aspect of Article I.

     The Board has taken this action in order to provide better name recognition of the Company in the context of its business.

     Approval of the Name Change Amendment requires the affirmative vote of a majority of the outstanding shares of the Company's common stock entitled to vote thereon. The Company's officers and directors have advised the Company that they intend to vote their shares of common stock for the Name Change Amendment.

     The Name Change Amendment, if approved by stockholders, will become effective on the date the Company's Maryland Articles of Incorporation are filed with the Maryland Department of Assessments and Taxation. It is anticipated that the appropriate filing to effect the Name Change Amendment will be made soon after the annual meeting as practicable.

     The Board of Directors unanimously recommends that stockholders vote FOR the Name Change Amendment. Proxies will be voted for the Name Change Amendment unless stockholders designate otherwise.

                               SECURITY OWNERSHIP


     The following table sets forth, as of February 20, 1998, the number and percentage of outstanding shares beneficially owned by all persons known by the Company to own beneficially more than five percent of the Company's Common Stock, by each director and nominee, and by all officers and directors as a group, based upon information furnished to the Company by such stockholders, officers and directors.


Name and Address                Number of Shares                Percent
of Beneficial Owner             Beneficially Owned              of Shares

Robert A. Bourne                     20,000 (1)                   (3)
400 East South Street
Orlando, Florida  32801

Charles A. Muller                        500 (2)                  (3)
400 East South Street
Orlando, FL  32801

Lynn E. Rose                         20,000 (1)                   (3)
400 East South Street
Orlando, Florida  32801

James M. Seneff, Jr.                 20,000 (1)                   (3)
400 East South Street
Orlando, Florida  32801

All directors and executive          20,500 (1) (2)               (3)
officers as a group (4 persons)



(1) Represents shares held by Real Estate Advisors, of which Messrs. Bourne and Seneff and Ms. Rose are directors.

(2) Represents shares held by Mr. Muller as an individual.

(3) Less than one percent.


Compliance With Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") commencing April 30, 1998. Accordingly, no such forms have yet been filed.

                              CERTAIN TRANSACTIONS


     All of the executive officers of the Company are executive officers of Real Estate Advisors, a wholly owned subsidiary of CNL Group, Inc., of which Messrs. Seneff and Bourne are affiliates. In addition, Messrs. Seneff and Bourne, Ms. Rose and Ms. Wall are executive officers of CNL Securities Corp., the managing dealer of the Company's offering of shares of common stock, and a wholly owned subsidiary of CNL Group, Inc. Messrs. Seneff and Bourne are directors of the Company, Real Estate Advisors and CNL Securities Corp., and Ms. Rose is a director of Real Estate Advisors. Administration of the day-to-day operations of the Company is provided by Real Estate Advisors, pursuant to the terms of an advisory agreement (the "Advisory Agreement"). Real Estate Advisors also serves as the Company's consultant in connection with policy decisions to be made by the Company's Board of Directors, manages the Company's properties and renders such other services as the Board of Directors deems appropriate. Real Estate Advisors also bears the expense of providing the executive personnel and office space to the Company. Real Estate Advisors is at all times subject to the supervision of the Board of Directors of the Company and has only such functions and authority as the Company may delegate to it as the Company's agent.

     CNL Securities Corp. is entitled to receive selling commissions amounting to 7.5% of the total amount raised from the sale of shares of common stock for services in connection with the offering of shares, a substantial portion of which has been or will be paid as commissions to other broker-dealers. For the year ended December 31, 1997, the Company had incurred $849,405 of such fees, of which approximately $792,832 was paid by CNL Securities Corp. as commissions to other broker-dealers.

     In addition, CNL Securities Corp. is entitled to receive a marketing support and due diligence expense reimbursement fee equal to 0.5% of the total amount raised from the sale of shares, a portion of which may be reallowed to other broker-dealers. For the year ended December 31, 1997, the Company had incurred $56,627 of such fees, the majority of which were reallowed to other broker-dealers and from which all bona fide due diligence expenses were paid.

     Real Estate Advisors is entitled to receive acquisition fees for services in identifying the properties and structuring the terms of the acquisition and leases of the properties and structuring the terms of the mortgage loans equal to 4.5% of gross proceeds, loan proceeds from permanent financing and amounts outstanding on the line of credit, if any, at the time of listing, but excluding that portion of the permanent financing used to finance Secured Equipment Leases. For the year ended December 31, 1997, the Company had incurred $509,643 of such fees.

     Real Estate Advisors and its affiliates provide accounting and administrative services to the Company (including accounting and administrative services in connection with the offering of shares) on a day-to-day basis. For the year ended December 31, 1997, the Company incurred a total of $192,224 for these services, $185,335 of such costs representing stock issuance costs and $6,889 representing general operating and administrative expenses, including costs related to preparing and distributing reports required by the Securities and Exchange Commission.

     All amounts paid by the Company to affiliates of CNL Group, Inc. are believed by the Company to be fair and comparable to amounts that would be paid for similar services provided by unaffiliated third parties.

                              INDEPENDENT AUDITORS

     Upon recommendation of and approval by the Board of Directors, including the independent directors, Coopers & Lybrand L.L.P. has been selected to act as independent certified public accountants for the Company during the current fiscal year.

     A representative of Coopers & Lybrand L.L.P. will be present at the annual meeting and will be provided with the opportunity to make a statement if desired. Such representative will also be available to respond to appropriate questions.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the annual meeting other than those stated above. If any other business should come before the annual meeting, the person(s) named in the enclosed proxy will vote thereon as he or they determine to be in the best interests of the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the annual meeting of stockholders to be held in 1999 must be received at the Company's office at 400 East South Street, Orlando, Florida 32801, no later than November 26, 1998.


                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997, accompanies this proxy statement.

                                  By Order of the Board of Directors,


                                   /S/ Lynn E. Rose
                                   -------------------------
                                   Lynn E. Rose
                                   Secretary

March 26, 1998
Orlando, Florida

P R O X Y               CNL AMERICAN REALTY FUND, INC.

     The undersigned hereby appoints James M. Seneff, Jr. and Robert A. Bourne, and each of them, as proxies, with full power of substitution in each, to vote all shares of common stock of CNL American Realty Fund, Inc. (the "Company") which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 4, 1998, at 1:00 p.m., local time, and any adjournment thereof, on all matters set forth in the Notice of Annual Meeting and Proxy Statement, dated March 26, 1998, a copy of which has been received by the undersigned, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING ITEMS:

1.   Election of Five Directors
     Nominees:                 |_|FOR ALL        |_|  WITHHELD FOR ALL

                                     -------------------------------------------

         Robert A. Bourne            FOR ALL NOMINEES, EXCEPT VOTE WITHHELD FOR:
         G. Richard Hostetter               (Write that nominee's name above)
         Richard C. Huseman
         J. Joseph Kruse
         James M. Seneff, Jr.

2. Proposal to Change the Name of the Company (See Proxy Statement page 9)

              |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

3.   Other Matters:
     Grant authority upon such other matters as may come before the Meeting as they determine to be in the best interest of the Company.

              |_|  FOR         |_|  AGAINST          |_|  ABSTAIN

              (PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE,
                        AND RETURN IN ENCLOSED ENVELOPE)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     IF YOU SIGN, DATE AND MAIL YOUR PROXY WITHOUT INDICATING HOW YOU WANT TO VOTE, YOUR PROXY WILL BE COUNTED AS A VOTE "FOR" THE MATTERS STATED. IF YOU FAIL TO RETURN YOUR PROXY, YOUR PROXY WILL NOT BE COUNTED. EACH STOCKHOLDER IS URGED TO SUBMIT A SIGNED AND DATED PROXY.

                                              Dated: ____________________, 1998

                                              ----------------------------------

                                              ----------------------------------

                                              Signature(s) of Stockholder(s)


                                              IMPORTANT: Please mark this Proxy,
                                              date it,  sign it  exactly as your
                                              name(s) appear(s) and return it in
                                              the    enclosed    postage    paid
                                              envelope. Joint owners should each
                                              sign   personally.   Trustees  and
                                              others signing in a representative
                                              or   fiduciary   capacity   should
                                              indicate their full titles in such
                                              capacity.